Fees Summary	Nov. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 500,000,096.00
Previously Paid Amount	0.00
Total Fee Amount	69,050.01
Total Offset Amount	0.00
Net Fee	$ 69,050.01
Final Prospectus	false